TRANSAMERICA FUNDS

Transamerica Dynamic Income

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and Statement of Additional Information

The Board of Trustees has approved a reorganization pursuant to which the assets of Transamerica Dynamic Income (the “Target Fund”), a series of Transamerica Funds, would be acquired, and its liabilities would be assumed, by Transamerica Multi-Asset Income (the “Acquiring Fund”), a series of Transamerica Funds, in exchange for shares of the Acquiring Fund. The Target Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to the Target Fund shareholders.

Under the reorganization, Target Fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Target Fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Target Fund shareholders as a result of the reorganization.

The reorganization of the Target Fund into the Acquiring Fund is subject to shareholder approval. A proxy statement/prospectus describing the proposed reorganization was previously mailed to Target Fund shareholders on December 30, 2020. If the reorganization is approved by Target Fund shareholders and all other closing conditions are satisfied, it is expected that the reorganization would occur on May 28, 2021. Effective on or about May 21, 2021, the Target Fund will be closed to all investments. Shareholders can continue to redeem and exchange shares out of the Target Fund subject to the limitations described in the Prospectus, Summary Prospectus and Statement of Additional Information until the reorganization takes place.

Investors Should Retain this Supplement for Future Reference

April 1, 2021